UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2004

                                Tower Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  000-50990                                13-3894120
          (Commission File Number)                      (I.R.S. Employer
                                                     Identification Number)

                                 (212) 655-2000
              (Registrant's Telephone Number, Including Area Code)

          120 Broadway, 14th Floor
                New York, NY                                 10271
  (Address of Principal Executive Offices)                 (Zip Code)




          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_|  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
  |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

        Item 8.01.    Other Events.

     In connection with the closing of the private placement of 500,000 shares of common stock, par value $0.01 per share (the "Private Placement Shares"), of Tower Group, Inc. (the "Company") to an affiliate of Friedman, Billings, Ramsey & Co., Inc., the Company and the affiliate of Friedman, Billings, Ramsey & Co., Inc. entered into a registration rights agreement pursuant to which the Company agreed to grant to the affiliate of Friedman, Billings, Ramsey & Co., Inc. certain registration rights, including the obligation by the Company to file a registration statement with the Securities and Exchange Commission covering the possible re-sale from time to time of the Private Placement Shares.


Item 9.01      Financial Statements and Exhibits.

     (c) The following exhibits are furnished as part of this report:

99.1 Registration Rights Agreement, dated as of October 26, 2004, by and between Tower Group, Inc. and Friedman, Billings, Ramsey Group, Inc.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             TOWER GROUP, INC.


                             By:   /s/ Steven G. Fauth
                                   ---------------------------------------------
                                   Steven G. Fauth
                                   Senior Vice President, General Counsel



Dated:  October 29, 2004

                                INDEX TO EXHIBITS

Number     Description

99.1 Registration Rights Agreement, dated as of October 26, 2004, by and between Tower Group, Inc. and Friedman, Billings, Ramsey Group, Inc.